Exhibit 10.17

RECORDING REQUESTED BY
CHICAGO TITLE COMPANY

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

L. Anthony Beall, Esquire
Troutman Sanders LLP
P.O. Box 1122
Richmond, Virginia 23218-1122

59023906

ASSUMPTION AGREEMENT

Freddie Mac Loan No. 002669129
Waterford Place Apartments

ASSUMPTION AGREEMENT
(for use with electronic mortgage documents only)
Revision Date 7-15-09

THIS ASSUMPTION AGREEMENT is made effective as of the 25th day of August, 2009, by and among WATERFORD PLACE APARTMENTS, LLC, a California limited liability company (“Original Borrower”); BEHRINGER HARVARD WATERFORD PLACE REIT, LLC, a Delaware limited liability company (“New Borrower”); and the FEDERAL HOME LOAN MORTGAGE CORPORATION (“Noteholder”) and is acknowledged and consented to by J. F. SHEA CO., INC., a Nevada corporation (“Original Guarantor”).

RECITALS

A.                     Original Borrower obtained a mortgage loan (the “Loan”) from Berkshire Mortgage Finance Limited Partnership, a Massachusetts limited partnership (“Original Lender”), which loan is secured by certain Land and Improvements (the “Property”), located in Alameda County, California. The Land is more particularly described in Exhibit A, attached to this Agreement.

B.                       Original Borrower executed a promissory note evidencing the Loan, dated April 1, 2004,, in the original principal amount of $52,000,000.00, payable to Original Lender (the “Note”). The Original Guarantor guaranteed payment of certain amounts due under the Note by executing a Guaranty dated April 1, 2004 (the “Original Guaranty”),

C.                       To secure repayment of the Loan, Original Borrower executed and delivered to Original Lender a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the “Security Instrument”) of even date with the Note, which is recorded in the Official Records in the County of Alameda, State of California (the “Land Records”) as Instrument No. 2004-159476. Any capitalized terms used in this Agreement and not defined shall have the meaning ascribed to them in the Security Instrument.

D.                      The Note, Security Instrument and any other document executed by Original Borrower in connection with the Loan that will be assumed by New Borrower, all as listed on Exhibit B to this Agreement, are referred to collectively in this Agreement as the “Loan Documents”.

E.                        Original Lender endorsed the Note to the order of the Noteholder and by instrument dated April 1, 2004 filed for record on April 15, 2004 in the Land Records as Instrument No. 2004-159477 sold, assigned and transferred all right, title and interest of the Original Lender in and to the Security Instrument and the Loan Documents to the Noteholder. The Noteholder is now the owner and holder of the Note and the Loan is serviced by Deutsche Bank Berkshire Mortgage, Inc., a Delaware corporation (the “Servicer”).

ASSUMPTION AGREEMENT

Multifamily - For Use with Electronic Mortgage Documents (7/15/2009)

F.                        Original Borrower has transferred or has agreed to transfer all of its right, title, and interest in and to the Property to New Borrower (the “Transfer”).

G.                       New Borrower has agreed to assume all of Original Borrower’s rights, obligations, and liabilities created or arising under the Loan Documents, with certain modifications, if any, as set forth in Exhibit C to this Agreement (the “Assumption”).

H.                      Subject to the full satisfaction of all conditions set forth below, the Noteholder has agreed to consent to New Borrower’s Assumption.

I.                           Original Borrower desires to be released by the Noteholder from any and all obligations and liabilities under the terms and provisions of the Loan Documents, and Noteholder has agreed to release Original Borrower from liability as provided in Section 16 of this Agreement.

NOW, THEREFORE, in consideration of these premises, the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.                          Assumption of Obligations. New Borrower covenants, promises and agrees that New Borrower, jointly and severally if more than one, will unconditionally assume and be bound by all terms, provisions, and covenants of the Loan Documents set forth in Exhibit B to this Agreement, as if New Borrower had been the original maker of the Loan Documents. New Borrower will pay all sums to be paid and perform each and every obligation to be performed by Original Borrower under and in accordance with the terms and conditions of the Loan Documents.

2.                          Affirmation by New Borrower. New Borrower agrees that the Loan Documents set forth in Exhibit B to this Agreement are and will be and remain in full force and effect, enforceable against New Borrower in accordance with their terms, except as modified by Exhibit C to this Agreement. The Property will remain subject to the lien, charge and encumbrance of the Security Instrument. Nothing contained in this Agreement or done pursuant to this Agreement will affect or be construed to affect the lien, charge, and encumbrance of the Security Instrument or the priority of the Security Instrument over other liens, charges and encumbrances. Nothing contained in this Agreement or done pursuant to this Agreement will release or be construed to release or affect the liability of any party or parties who may now or after the date of this Agreement be liable under or on account of the Note and the Security Instrument, except as expressly provided in this Agreement. New Borrower will be liable for the payment of all sums and the performance of every obligation required under the Loan Documents to the extent set forth in the Loan Documents as modified by this Agreement.

3.                          Subordination of Rights of Original Borrower and New Borrower. Any indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, now or existing after the date of this Agreement, together with any interest on such debt, is hereby subordinated to any indebtedness of Original Borrower or New Borrower to the Noteholder under the Loan Documents. Any collection or receipts with respect to any such indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, will be collected, enforced and received by New Borrower or Original Borrower (as applicable) in trust for the benefit of the Noteholder, and will be paid over to the Noteholder on account of the indebtedness of Original Borrower and New Borrower to the Noteholder, but without impairing or affecting in any manner the liability of Original Borrower or New Borrower under the other provisions of the Loan Documents and this Agreement. However, until the occurrence of an Event of Default under the Security Instrument, Original Borrower or New Borrower (as applicable) will be entitled to retain for its own account all payments made on account of the principal of and interest on any such indebtedness; provided no such payment is made more than ten (10) days in advance of the due date.

4.                          Modification of Note and Security Instrument. New Borrower and Noteholder agree that the provisions of the Loan Documents are modified as set forth on Exhibit C to this Agreement.

5.                          Replacement Reserve. New Borrower and Noteholder agree that a Replacement Reserve Fund will be established with Servicer with payments to be made by New Borrower to such account in the amount of Six Thousand Five Hundred and 00/100 Dollars ($6,500.00) per month, in accordance with the terms and provisions of the Replacement Reserve Agreement to be executed by New Borrower and Noteholder on the same date as this Agreement.

6.                          Repairs. No Repairs are required and no Repair Escrow will be established as of the date of this Agreement. Original Borrower acknowledges and agrees that Noteholder is not holding any funds pursuant to the Repair Escrow, if any, executed by Original Borrower.

7.                          Escrows for Taxes, Insurance and Other Charges. On or prior to the execution of this Agreement, to ensure that sufficient funds are available for the payment of real estate taxes, an escrow account will be established with Servicer, with payments to be made by New Borrower to such account in the amount required by Noteholder and/or Servicer. New Borrower will not be required to establish and pay escrows for (i) fire, hazard or other insurance premiums, (ii) water and sewer charges and (iii) assessments or other charges (the “Impositions”); however, New Borrower and New Guarantor, if any, will be personally liable for any loss or damage as the result of New Borrower’s failure to pay any Imposition. The Note is hereby amended as set forth in Exhibit C to evidence the personal liability of New Borrower and New Guarantor (as defined below) for any taxes, hazard insurance, flood insurance, ground rent or such other charges or assessments for which no escrow is being collected, but which are not timely paid. By execution of this Agreement, Original Borrower acknowledges and agrees that it relinquishes any right, title or interest it has or may have in any escrow account held by Servicer in connection with the Property.

8.                          Guaranty Requirements. On the date of execution of this Agreement, Behringer Harvard Multifamily REIT I, Inc., a Maryland corporation (jointly and severally if more than one, “New Guarantor”) will execute and deliver to Noteholder the appropriate version of the Guaranty (the “Guaranty”) under which the New Guarantor guarantees the full and punctual payment when due of the “Guaranteed Obligations” (as such term is defined in the Guaranty). The Guaranty will provide that New Guarantor is personally liable for zero percent (0%) of the outstanding principal balance of the Loan. New Guarantor automatically will become liable for one hundred percent (100%) of all amounts payable under the Loan Documents upon the occurrence of certain events more specifically set forth in the Guaranty.

9.                          Original Guaranty Released. The original guaranty under which the Original Guarantor guaranteed payments of certain amounts under the Loan Documents (“Original Guaranty”) is released and will not have any force or effect, all as more fully provided in Section 16 below.

10.                    Representations and Acknowledgements. Original Borrower, New Borrower and Noteholder acknowledge that:

a)                          As of the date of this Agreement, the amount of the unpaid indebtedness under the Note is Forty-Seven Million Three Hundred Ninety-Eight Thousand Six Hundred One and 91/100 Dollars ($47,398,601.91).

b)                         Interest at the rate set forth in the Note has been paid to Noteholder in full through and including August 31,2009.

Original Borrower represents and warrants to Noteholder that:

a)                          All of the representations and warranties in the Loan Documents are true as of the date on which Original Borrower executes this Agreement.

b)                         No Event of Default (or event which, with the giving of notice or the passage of time or both, would be an Event of Default) has occurred or is continuing under the Security Instrument.

c)                          Original Borrower has no claims, offsets, defenses, or counterclaims of any kind to its performance under, or Noteholder’s enforcement of, the Note and the other Loan Documents; and to the extent any such counterclaims, setoffs, defenses or other causes of action may exist, whether known or unknown, Original Borrower waives all such items. Original Borrower acknowledges that all of Noteholder’s actions in connection with the Loan have been in compliance with the terms of the applicable Loan Documents, and Original Borrower acknowledges and agrees that Noteholder has not breached or failed to perform any duty or obligation that Noteholder may owe Original Borrower.

d)                         There are no suits or actions pending or, to the knowledge of Original Borrower after diligent inquiry threatened against Original Borrower which affect the enforcement or validity of the Note, the Security Instrument and/or the Loan Documents.

11.                    Additional Transfers. Notwithstanding the Noteholder’s consent to the Transfer of the Property to New Borrower, New Borrower understands and agrees that such consent will in no way limit or operate as a waiver of the Noteholder’s continuing rights under Section 21 of the Security Instrument.

12.                    Continuing Obligations. New Borrower will execute, acknowledge and deliver an Operations and Maintenance Plan for mold and such other documents as Noteholder, or Servicer may require to document the Assumption described in this Agreement and to more fully effectuate the provisions of this Agreement. The failure of New Borrower to comply with the additional obligations contained in this Section will constitute an Event of Default under the Security Instrument, and the Noteholder will be entitled to exercise all remedies available to it under the terms of the Loan Documents.

13.                    Additional Obligations.

a)                        To induce the Noteholder to consent to New Borrower’s Assumption, in addition to the covenants and agreements set forth in the Loan Documents, New Borrower agrees that it will comply with the Additional Obligations set forth on Exhibit D to this Agreement, if applicable.

b)                       The failure of New Borrower to comply with the Additional Obligations, if applicable, will constitute an Event of Default under the Security Instrument, and the Noteholder will be entitled to exercise all remedies available to it under the terms of the Loan Documents.

14.                    Release of Original Borrower; Rights of Noteholder.

a)                        Original Borrower is released from liability under the terms and provisions of the Loan Documents, all as more fully provided in Section 16 below. If any material element of Original Borrower’s representations and warranties are materially false or misleading, this release will be canceled and Original Borrower will remain obligated under the Loan Documents as though there had been no release.

b)                       If at any time all or any part of any payment by Original Borrower which has been applied by the Noteholder to payment of the Loan is or must be rescinded, repaid or returned by the Noteholder for any reason whatsoever (including, without limitation, the application of any bankruptcy, insolvency or other law), for purposes of this Agreement, to the extent that such payment is or must be rescinded, repaid or returned, such payment will be deemed to have continued to be due and payable, notwithstanding such application by the Noteholder and this Agreement will continue to be effective as to such payment as though such application by the Noteholder had not been made. Original Borrower and New Borrower will each remain liable to the Noteholder for the amount so rescinded, repaid, or returned to the same extent as if such amount had never originally been received by the Noteholder, notwithstanding any cancellation of the Note, release or satisfaction of the Security Instrument, or the cancellation of any other Loan Document.

15.                    Expenses. New Borrower’s execution of this Agreement will constitute New Borrower’s agreement to pay all expenses incurred by the Noteholder in connection with this Assumption, including without limitation the payment of any title endorsement costs, legal costs (including in-house legal costs) attorney’s fees, and assumption fees required by the Noteholder.

16.                    Release.

a)                        Release of Original Borrower and Original Guarantor. Noteholder and Servicer each fully, finally, and forever releases and discharges Original Borrower and Original Guarantor (collectively, the “Original Loan Parties”), and their successors, assigns, members, managers, directors, officers, employees, agents and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Noteholder and Servicer have or in the future may have, whether known or unknown in respect of the Loan, the Loan Documents, or the acts or omissions of the Original Loan Parties in respect of the Loan or the Loan Documents (the “Released Claims”). Noteholder and Servicer agree that the above release shall be effective as a full and final release of each and every matter specifically and generally referred to above. Notwithstanding the foregoing, (i) the Released Claims shall not include, and nothing contained in this Section

16(a) shall be deemed to be a release of the Original Loan Parties and their successors and assigns from, any liability and obligations of any Original Loan Party (i) arising pursuant to this Agreement, (ii) resulting from the fraud or any material misrepresentation of any Original Loan Party, or (iii) arising from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Noteholder or Servicer have or in the future may have, whether known or unknown in connection with the ownership or operation of Units 2, 3 and 4 as shown on the Condominium Instruments.

b)                       Release of Lenders. The Original Loan Parties each fully, finally, and forever releases and discharges Noteholder and Servicer, and their successors, assigns, members, managers, directors, officers, employees, agents and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that the Original Loan Parties have or in the future may have, whether known or unknown in respect of the Loan, the Loan Documents, or the acts or omissions of the Noteholder or Servicer in respect of the Loan or the Loan Documents (the “Lenders’ Released Claims”). The Original Loan Parties each agree that the above release shall be effective as a full and final release of each and every matter specifically and generally referred to above. Notwithstanding the foregoing, (i) the Lenders’ Released Claims shall not include, and nothing contained in this Section 16(b) shall be deemed to be a release of the Noteholder or Servicer and their successors and assigns from, any liability and obligations of Noteholder or Service (i) arising pursuant to this Agreement, or (ii) resulting from the fraud or any material misrepresentation of Noteholder or Servicer.

c)                        General Release. Each of the Original Loan Parties, Noteholder and Servicer, having consulted with their respective counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:

Section 1542. (General Release - Claims Extinguished.) A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Noteholder and Servicer each expressly waives and relinquishes all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Noteholder has executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.

Each of the Original Loan Parties expressly waives and relinquishes all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Lenders’ Released Claims. Each of the Original Loan Parties has executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.

17.                    Miscellaneous.

a)                        This Agreement will be binding upon and will inure to the benefit of the parties to the Agreement and their respective heirs, successors and permitted assigns.

b)                       Except as expressly modified by this Agreement, the Note, the Security Instrument and all other Loan Documents will be unchanged and remain in full force and effect, and are hereby expressly approved, ratified and confirmed. No provision of this Agreement that is held to be inoperative, unenforceable or invalid will affect the remaining provisions, and to this end all provisions of this Agreement are declared to be severable.

c)                        Time is of the essence of this Agreement.

d)                       This Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

e)                        This Agreement will be construed in accordance with the laws of the jurisdiction in which the Property is located.

f)                          This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

g)                       All notices given pursuant to the Agreement must be in writing and will be effectively given if personally delivered or, if mailed, postage prepaid, certified or registered mail, return receipt requested, to the addresses of the parties set forth below or to such other address as any party subsequently may designate in writing.

h)                       The failure of New Borrower to comply with the additional obligations contained in this Agreement will constitute an Event of Default under the Security Instrument, and the Noteholder will be entitled to exercise all remedies available to it under the terms of the Loan Documents.

18.                    Executed Originals. An executed original of this Agreement will be (i) attached permanently to the Note as an amendment to the Note, and (ii) recorded in the Land Records as a modification to the Security Instrument.

19.                    State Specific Requirements. N/A.

ATTACHED EXHIBITS. The following Exhibits are attached to this Instrument:

☒ Exhibit A	Legal Description of the Land (required).

☒ Exhibit B	List of Loan Documents (required).

☒ Exhibit C	Modifications to Note and Security Instrument, (required).

☐ Exhibit D	Additional Obligations of New Borrower – [check box if applicable]

☒ Exhibit E	Modification to Assumption Agreement Borrower – [check box if applicable]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

ORIGINAL BORROWER:

WATERFORD PLACE APARTMENTS, LLC, a California limited liability company

By:	Shea Properties Management Company, Inc., a Delaware corporation, its manager

	By:	/s/ James G. Shontere
James G. Shontere
Secretary

	By:	/s/ Robert R. O’Dell
Robert R. O’Dell
Treasurer

Address for Notice to Original Borrower:

c/o J. F. Shea Co., Inc.
655 Brea Canyon Road
Walnut, California 91789

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On August 14, 2009 before me,	Christine Rodriguez, Notary Public,
DATE	NAME, TITLE OF OFFICER- E.G. JANE DOE, NOTARY PUBLIC personally appeared
James G. Shontere,
NAME(S) OF SIGNER(S)

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[SEAL]	/s/ Christine Rodriguez
Signature of Notary

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On August 14, 2009 before me,	Christine Rodriguez, Notary Public,
DATE	NAME, TITLE OF OFFICER- E.G. JANE DOE, NOTARY PUBLIC personally appeared
Robert R. O’Dell,
NAME(S) OF SIGNER(S)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[SEAL]	/s/ Christine Rodriguez
Signature of Notary

NEW BORROWER:

BEHRINGER HARVARD WATERFORD PLACE REIT, LLC, a Delaware limited liability company

By:	Behringer Harvard Waterford Place Venture, LLC, a Delaware limited liability company, its manager

	By:	Behringer Harvard Waterford Place, LLC, a Delaware limited liability company, its manager

		By:	/s/ Mark T. Alfieri
			Name:	Mark T. Alfieri
			Title:	Chief Operating Officer

Tax identification number for New Borrower:
27-0318723

Address for Notice to New Borrower:

15601 Dallas Parkway, Suite 600 Addison, Texas 75001

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of Texas

County of Dallas

On August 19, 2009 before me,	Mary Lee Hackedorn, Notary Public,
DATE	NAME, TITLE OF OFFICER- E.G. JANE DOE, NOTARY PUBLIC personally appeared
Mark T. Alfieri,
NAME(S) OF SIGNER(S)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[SEAL]	/s/ Mary Lee Hackedorn
Signature of Notary

CONSENTED TO BY NOTEHOLDER:

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ David J. Goozman
	Name:	David J. Goozman
	Title:	Manager of Multifamily Portfolio Services

Address for Notice to Noteholder:

8200 Jones Branch Drive McLean, Virginia 22102-3110

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of Virginia

County of Fairfax

On August 24, 2009 before me,	Jennifer Lam, Notary Public,
DATE	NAME, TITLE OF OFFICER- E.G. JANE DOE, NOTARY PUBLIC personally appeared
David J. Goozman,
NAME(S) OF SIGNER(S)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jennifer Michelle Lam
Signature of Notary

[SEAL]

ACKNOWLEDGED AND CONSENTED TO:

ORIGINAL GURANTOR:

J. F. SHEA CO., INC., a Nevada corporation

By:	/s/ James G. Shontere
James G. Shontere
Secretary

By:	/s/ Robert R. O’Dell
Robert R. O’Dell
Treasurer

Address for Notice to Original Guarantor:

655 Brea Canyon Road Walnut, California 91789

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On August 14, 2009 before me,	Christine Rodriguez, Notary Public,
DATE	NAME, TITLE OF OFFICER- E.G. JANE DOE, NOTARY PUBLIC personally appeared
James G. Shontere & Robert R. O’Dell,
NAME(S) OF SIGNER(S)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[SEAL]	/s/ Christine Rodriguez
Signature of Notary

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of

County of

On before me,	,
DATE	NAME, TITLE OF OFFICER- E.G. JANE DOE, NOTARY PUBLIC personally appeared
,
NAME(S) OF SIGNER(S)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary

NEW GUARANTOR:

BEHRINGER HARVARD MULTIFAMILY REIT I, INC., a Maryland corporation

By:	/s/ Mark T. Alfieri
Name: Mark T. Alfieri
Title: Chief Operating Officer

Address for Notice to New Guarantor:

15601 Dallas Parkway, Suite 600 Addison, Texas 75001

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of Texas

County of Dallas

On August 19, 2009 before me,	Mary Lee Hackedorn, Notary Public,
DATE	NAME, TITLE OF OFFICER- E.G. JANE DOE, NOTARY PUBLIC personally appeared
Mark T. Alfieri,
NAME(S) OF SIGNER(S)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[SEAL]	/s/ Mary Lee Hackedorn
Signature of Notary

EXHIBIT B

REQUIRED

(List of Loan Documents that will be Assumed)

1.                          Multifamily Note dated as of April 1, 2004 in the original principal amount of $52,000,000.00 by Original Borrower to Original Lender.

2.                          Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of April 1, 2004, by Original Borrower for the benefit of Original Lender.

B-1

EXHIBIT C

REQUIRED

(Changes to Loan Documents)

Modifications to all Loan Documents

As used in the Loan Documents, all references to Borrower will be deemed to refer to New Borrower.

All modifications currently set forth in Exhibit A to the Note and Exhibit B to the Security Instrument are hereby deleted.

Modification to Note:

1.                          Section 9(c)(iv) is deleted in its entirety and restated as follows:

(iv)                Borrower fails to pay when due the amount of any item below marked “Deferred” in accordance with the terms of the Security Instrument; provided however, that if no item is marked “Deferred”, this Section 9(c)(iv) shall be of no force or effect.

[Deferred]	Hazard Insurance premiums or other insurance premiums,
[Collect]	Taxes,
[Deferred]	water and sewer charges (that could become a lien on the Mortgaged Property),
[N/A]	ground rents,
[Deferred]	assessments or other charges (that could become a lien on the Mortgaged Property)

Modifications to Security Instrument:

1.                          The second sentence of Section 4(e) is modified to read as follows:

All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least three months and not more than two years, and shall not include options to purchase; provided, however, that as many as 2.5 percent of the total units in the Mortgaged Property may be leased on a month-to-month basis as corporate units at any one time.

2.                          Section 14(a) is modified to read as follows:

Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent’s office, and upon Lender’s request shall make available at the Mortgaged Property (or, at Borrower’s option, at the management agent’s office or at the corporate offices of Behringer Harvard Multifamily Management Services, LLC, in Addison, Texas), complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contacts, Leases, and other instruments which affect the Mortgaged Property; provided, however, that each of the following must be maintained on and available at the Mortgaged Property:

i.                            lease files,

ii.                         information regarding the leasing status of each unit,

iii.                      documentation regarding marketing efforts,

iv.                     the Moisture Management Plan (MMP),

v.                        all operations & maintenance (O&M) plans,

vi.                     lead-based paint (LBP) compliance documentation, and

vii.                  income compliance reports for income-restricted units.

The books, records, contracts, Leases and other instruments shall be subject to examination and inspection by Lender at any reasonable time.

3.                          Sections I9(a), (b) and (c) of the Security Instrument are deleted and replaced with the following:

(a)                    Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire, windstorm and allied perils, general boiler and machinery coverage, and business interruption including loss of rental value insurance for the Mortgaged Property with extra expense insurance. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. In the event any updated reports or other documentation are reasonably required by Lender in order to determine whether such additional insurance is necessary or prudent, Borrower shall pay for all such documentation at its sole cost and expense. Borrower acknowledges and agrees that Lender’s insurance requirements may change from time to time throughout the term of the Indebtedness. If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, Borrower shall insure such Improvements against loss by flood. All insurance required pursuant to this Section 19(a) shall be referred to as “Hazard Insurance.” All policies of Hazard Insurance must include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender.

(b)                   All premiums on insurance policies required under this Section 19 shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. Borrower shall deliver to Lender a legible copy of each insurance policy (or duplicate original) and Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 5 days prior to the expiration date of any insurance policy, Borrower shall deliver to Lender evidence acceptable to Lender that the policy has been renewed. If Borrower has not delivered a legible copy of each renewal policy (or a duplicate original) prior to the expiration date of any insurance policy, Borrower shall deliver a legible copy of each renewal policy (or a duplicate original) in a form satisfactory to Lender within 120 days after the expiration date of the original policy.

(c)                    Borrower shall maintain at all times commercial general liability insurance, workers, compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require. All policies for general liability insurance must contain a standard additional insured provision, in favor of, and in a form approved by, Lender.

4.                          Section 21(c)(vii) is hereby deleted in its entirety.

5.                          Section 21(e)(vii) is modified to read as follows:

(vii)             a Transfer of any interest in a Controlling Entity which, if such Controlling Entity were Borrower, would result in an Event of Default under any of the Sections 2l(e)(i) through (vi), above; provided, however, that the following will not constitute an Event of Default:

A.                      a Transfer under Section 2l(e)(v) with respect to Behringer Harvard Multifamily REIT I, Inc., a Maryland corporation (“BH REIT I”), or

B.                        a Transfer under Section 21(e)(ii)(B) with respect to Behringer Harvard Multifamily OP I LP, a Delaware limited partnership (“BHMOP”),

but only if in each case (X) Behringer Harvard Multifamily Advisors I LP, a Texas limited partnership (the “Advisor”) is managing the day-to-day operations, either internally or externally, of BH REIT I or BHMOP, as applicable, and (Y) there is not a Transfer of a Controlling Interest in the Advisor; provided, however, that it will not be an Event of Default if a Transfer of the Advisor is made to BH REIT I or BHMOP.

6.                          A new Section 53 is hereby added as follows:

“53.           CONDOMINIUM PROVISIONS.

(a)                      Borrower represents and warrants that, to the best of its knowledge, the Mortgaged Property is a condominium (the “Condominium”) and constitutes all of Unit 1 (as defined in the Condominium Instruments) and a 97% tenancy-in-common interest in the common elements comprising the Waterford Place Condominiums, a Condominium, as established under the applicable Condominium Act codified in California Civil Code Sections 1350 et seq., as from time to time amended the “Condominium Act”). The Declaration, as recorded in the official records of Alameda County, State of California as Document No, 2003653881, Bylaws and Plats establishing and describing the Condominium, are collectively referred to below as the “Condominium Instruments.”

(b)                     Borrower hereby agrees that the Condominium Instruments will not be modified or amended without the prior written consent of Lender until the Indebtedness has been paid in full.

(c)                      Borrower represents and warrants that none of the units in Unit 1 and its 97% tenancy-in-common interest in the common elements comprising the Condominium have been sold, conveyed or encumbered or are subject to any agreement to convey or encumber. Borrower agrees that it will not in any way pledge, sell, convey or encumber or enter into a contract or agreement to pledge, sell, convey or encumber any unit in Unit 1 or any of its 97% tenancy-in-common interest in the common elements of the Condominium unless expressly agreed to in writing by Lender.

(d)                     Borrower agrees that it shall own, operate and maintain the Mortgaged Property in accordance with the terms of this Instrument and operate the Mortgaged Property solely as a rental apartment project.

(e)                      The Mortgaged Property granted, conveyed and assigned to Lender hereunder shall include all rights, easements, rights of way, reservations and powers of the Borrower under the Condominium Act and the Condominium Instruments in Borrower’s capacity as owner of the Mortgaged Property and as Declarant as well as any rights that Borrower may have, in any capacity, under the Condominium Act and the Condominium Instruments in addition to Borrower’s rights as owner of any of the units or the Condominium, specifically including but not limited to all rights to approve any amendments to the Condominium instruments and all rights to expand the Condominium.

(f)                        Borrower hereby irrevocably constitutes and appoints Lender as Borrower’s proxy and attorney-in-fact (which appointment shall be deemed coupled with an interest) for and in its behalf to perform all of the obligations of Borrower and to exercise all of the rights and powers of Borrower under the Condominium Instruments without any liability therefor or thereunder (except for gross negligence or willful misconduct). Borrower hereby instructs and grants and gives to Lender full power and authority to do and perform all and every act and thing whatsoever authorized, permitted, requisite or necessary to be done by Borrower under the provisions of the Condominium Instruments to all intents and purposes the same as Borrower might do, hereby ratifying and confirming all such attorney shall lawfully do or choose to do or be done by virtue hereof, it being understood and agreed that the aforesaid provisions impose no burden or obligation on the Lender to do or perform any act whatsoever. It shall be a default under this Instrument if (i) Borrower terminates or revokes or attempts to terminate or revoke the aforesaid appointment of Lender as Borrower’s proxy or attorney-in-fact either permanently or as to any election in the Condominium Act or Condominium Instruments or (ii) Borrower attempts to modify the terms of the Condominium Instruments without the prior written consent of Lender. Notwithstanding anything in this paragraph to the contrary, the rights and powers of Borrower granted in this paragraph may not be exercised by Lender prior to the occurrence of an Event of Default.

(g)                     Borrower hereby agrees that it shall maintain insurance in accordance with Lender’s requirements on all of the Mortgaged Property, including any common areas.

(h)                     Nothing contained herein is intended to or shall be construed to constitute Lender as the “Declarant” under the Condominium Act and/or the Condominium Instruments or as owner of the Condominium, a partner or joint venturer of Borrower.

(i)                         Borrower hereby agrees to indemnify and hold Lender harmless from and against any and all losses, cost, liabilities, or damages (including attorney’s fees and disbursements) arising out of (i) the failure of the Borrower to comply with any state or local law, ordinance, statute, or regulation by any governmental authority covering the condominium at the Mortgaged Property; or (ii) any claim of any unit owner or tenant of any unit owner as a result of any violation, breach, misrepresentation, fraud, act, or omission of any obligation of Borrower as set forth in the Condominium Instruments.

7.                          A new Section 54 is hereby added as follows:

54.                  MOISTURE MANAGEMENT PLAN AND MOLD.

Borrower must have or must establish and must adhere to a moisture management plan (an “MMP”). The Borrower must keep all MMP documentation at the Mortgaged Property or at the management agent’s office and available for the Lender or the Loan Servicer to review during any annual assessment or other inspection of the Mortgaged Property that is required by Lender.

If Lender determines that Mold has developed at the Mortgaged Property as a result of a water intrusion event or leak, Lender, at Lender’s discretion, may require that a professional inspector inspect the Mortgaged Property as frequently as Lender determines is necessary until any issue with Mold and its cause(s) are resolved to Lender’s satisfaction. Such inspection shall be limited to a visual and olfactory inspection of the area that has experienced the water intrusion event, leak or Mold. Borrower shall be responsible for the cost of such professional inspection and any remediation deemed to be necessary as a result of the professional inspection. After any issue with Mold, water intrusion or leaks is remedied to Lender’s satisfaction, Lender shall not be entitled to require a professional inspection any more frequently than once every three years unless Lender is otherwise aware of subsequent Mold as a result of a water intrusion event or leak.

If Lender or Loan Servicer determines not to conduct an annual inspection of the Mortgaged Property, and in lieu thereof Lender requests a certification, Borrower shall be prepared to provide and must actually provide to Lender a factually correct certification each year that the annual inspection is waived to the following effect:

Borrower has not received any written complaint, notice, letter or other written communication from tenants, management agent or governmental authorities regarding odors, indoor air quality, mold, fungus, microbial contamination or pathogenic organisms (“Mold”) or any activity, condition, event or omission that causes or facilitates the growth of Mold on or in any part of the

Mortgaged Property or if Borrower has received any such written complaint, notice, letter or other written communication that Borrower has investigated and determined that no Mold activity, condition or event exists or alternatively has fully and properly remediated such activity, condition, event or omission in compliance with the Moisture Management Plan for the Mortgaged Property.

If Borrower is unwilling or unable to provide such certification, Lender may require a professional inspection of the Mortgaged Property at Borrower’s expense.